ASSET PURCHASE AND SALE AGREEMENT
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         THIS ASSET PURCHASE AND SALE AGREEMENT  (this  "Agreement") is made and entered into as of August 5, 1999, by and among CyberGames International, Inc., a Nevada corporation ("Buyer") and MasterCoin of Nevis Ltd, a Nevis limited corporation ("Seller"), and Don Marshall, an individual and the sole shareholder of Seller (the "Shareholder"). All capitalized terms not otherwise specifically defined herein shall have the meanings set forth in Article VII below.


                                   Background

         WHEREAS, the Seller is engaged in the business of developing and marketing an electronic currency (the "Business"); and

         WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, certain of the assets of Seller as more particularly set forth below; and

         WHEREAS, the Shareholder is the sole shareholder of Seller and will benefit from the sale of the Assets (as defined below) by Seller to Buyer;


                                    Agreement

         NOW, THEREFORE, in consideration of the respective representations, warranties and covenants contained herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
                             SALE OF ASSETS; CLOSING

         1.1 Assets. Subject to the terms and conditions of this Agreement, at the Closing, Seller shall sell, transfer, assign and deliver to Buyer, and Buyer shall purchase from Seller all right, title and interest in and to the items set forth on Schedule 1.1, attached hereto and made a part hereof (the "Assets").

         1.2 Assumption of Liabilities. Buyer is not assuming any Liability of Seller of any kind or nature other than those expressly set forth on Schedule 1.2, attached hereto and made a part hereof (the "Assumed Liabilities"). In connection with the acquisition of the Assets, Seller understands and acknowledges that except for the Assumed Liabilities, Buyer shall have no obligation for any Liability of Seller of any kind or nature.

         1.3      Purchase Price.

                  (a) The total purchase price (the "Purchase Price") for all of the Assets shall consist of Buyer's issuance of 6,925,000 shares of the common stock, no par value, of Buyer (the "CyberGames Common Stock") to be issued and delivered at the Closing in accordance with Section 1.5(b) below (collectively, the "Shares"):






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                  (b) The parties  hereto agree to allocate  the Purchase  Price among the Assets for all purposes in accordance with an allocation schedule set forth on Schedule 1.3(c), attached hereto and made a part hereof.

         1.4 Closing. The parties hereto agree to close the purchase and sale (the "Closing") provided for in this Agreement immediately following the execution of this Agreement (the "Closing Date") and shall be effective as of 12:01 a.m. on the Closing Date.

         1.5      Closing Deliveries.

                  (a)      At the Closing, Seller shall deliver to Buyer:

                           (i) an executed Bill of Sale in substantially the form of Exhibit A, transferring to Buyer the Assets, free and clear of all Encumbrances;

                          (ii) possession of all of the tangible Assets and copies of the records of the Company;

                         (iii) subscription agreements, in form and substance acceptable to Buyer in its absolute discretion, executed by William Lavin ("Lavin") and David Hicks ("Hicks") with respect to the Shares to be issued to Lavin and Hicks as contemplated by Section 1.5(b) below; and

                          (iv) such other documents, agreements, assignments, instruments and certificates as may be required by this Agreement or as may be reasonably requested by Buyer to carry out the terms and conditions of this Agreement.

                  (b) At the Closing,  Buyer,  Lavin and Hicks shall  deliver to
Seller  (which   deliveries   may  be  waived  in  Seller's  sole  and  absolute
discretion):

                           (i) executed certificates representing the Shares in such denominations as Seller shall instruct Buyer in writing prior to the Closing; and

                          (ii) such other documents, agreements, assignments, instruments and certificates as may be required by this Agreement or as may be reasonably requested by Seller to carry out the terms and conditions of this Agreement.

ARTICLE II
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         For the purpose of inducing Buyer to enter into this Agreement and with the knowledge that Buyer will rely on the following representations and warranties, as of the Closing Date, Seller and the Shareholder, jointly and severally, represent and warrant to Buyer as follows:

         2.1 Organization, Existence and Good Standing. Seller (i) is a Nevis corporation, duly organized, validly existing and in good standing under the laws of Nevis, West Indies, (ii) is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to be so qualified (iii) has full corporate power and authority to carry on the Business as now being conducted to own and operate its properties and assets including the Assets. Seller has not for the past five years, and is not currently, conducting the Business under any names other than "MasterCoin."

         2.2 Authority. Each of Seller and the Shareholder has full power and authority to execute and deliver this Agreement and to perform its and his obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of each of Seller and the Shareholder enforceable against Seller and the Shareholder in accordance with its terms. All corporate or shareholder action necessary to approve this transaction on the part of Seller has been obtained.


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         2.3  Consents  and  Approvals;  No  Violation.  Neither the  execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby will (i) violate or conflict with, (ii) result in, or require the creation or imposition of, any Encumbrance upon or with respect to any of the Assets pursuant to, (iii) require Seller or the Shareholder to make any filing or registration with, give notice to, or obtain any consent, approval or authorization from any Governmental Authority or any other Person (including creditors) in accordance with, (iv) result in a breach of, (v) constitute (with or without due notice or lapse of time or both) a default under, or (vi) give rise to any right of termination, cancellation or acceleration under, any provision of the charter documents of of Seller, any Legal Requirement binding upon Seller or the Shareholder, any contract, agreement, license, lease, instrument or other arrangement binding upon Seller or the Shareholder, or any Governmental Authorization or any other instrument or obligation to which Seller or the Shareholder is a party, by which Seller, the Shareholder or any of the Assets may be bound or to which Seller, the Shareholder or any of the Assets may be subject.

         2.4 Books and Records. All records of the Business have been made available to Buyer and are true, complete and correct. At the Closing, all such records will be in the possession of Seller and will be delivered to Buyer.

         2.5 Title to Assets and Related Matters. Seller owns and has good and marketable title in and to all of the Assets free and clear of all Encumbrances and the claims or rights of any other Person. All of the tangible Assets are merchantable and in good working order and repair. The Assets are sufficient for the conduct of the Business as conducted by Seller during the one-year period immediately prior to the Closing. All right, title and interest of Seller with respect to the Assets will be enforceable by Buyer after the Closing without the consent or agreement of any other Person.

         2.6 Contracts. Schedule 2.5 contains an accurate and complete listing of all of the contracts between Seller and any other Person other than Buyer or related to the Business (the "Contracts"). Except as set forth in Schedule 2.5, no amounts have been paid in advance in the form of fees or compensation to Seller or any of its affiliates with respect to the Contracts and no amount is owed by Seller to any Person for goods or services received with respect thereto. True, correct and complete copies of the Contracts have been delivered to Buyer. With respect to each of the Contracts:

                  (1) Each is in full force and effect, is legal, valid and binding and is enforceable in accordance with its terms. Each will continue to be in full force and effect, legal, valid and binding and enforceable, subject to obtaining consent to the assignment thereof from the other parties thereto, in accordance with its terms following the consummation of the transactions contemplated hereby;
                  (2) There are no defaults under or breaches thereof, and no condition exists or event has occurred which, with notice or lapse of time or both, would constitute a default or a basis for force majeure or other claim of excusable delay or non-performance thereunder; and

                  (3) No party to any of the Contracts has repudiated any provision of such Contract and there has been no indication or notice of termination or intent to terminate given, orally or in writing, by any such party.

         2.7  Compliance  With  Laws.  Seller  is in  compliance  with all Legal
Requirements applicable to it, the ownership of the Assets or the operation of the Business or any combination thereof, and Seller has no basis to expect, nor has it received, any Order, notice, or other communication from any Governmental Authority or other Person of any alleged, actual, or potential violation of or failure to comply with any such Legal Requirement. Seller has maintained and currently has in full force and effect all required, appropriate and customary licenses and Governmental Authorizations to conduct the Business.

         2.8 Litigation. Neither Seller nor the Shareholder is subject to any Order affecting the Assets or Seller's or the Shareholder's ability to carry out the terms of this Agreement, there are no Proceedings pending or threatened against Seller or the Shareholder which would affect Seller's or the Shareholder's ability to carry out the terms of this Agreement or which would affect title to the Assets, and there exist no facts to serve as a basis for any assertion or institution of any Proceeding.


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         2.9 No Broker's or Finder's Fees. No agent,  broker,  investment banker or similar Person has acted directly or indirectly on behalf of Seller or the Shareholder in connection with this Agreement or the transactions contemplated hereby, and no Person, including Seller and/or the Shareholder, is or will be entitled to any broker's or finder's fee or any other commission or similar fee or expense, directly or indirectly, in connection with this Agreement or the transactions contemplated hereby.

        2.10 Financial Statements. Seller has delivered to Buyer certain financial statements (including an income statement for the period ending December 31,1998, and a balance sheet as of December 31, 1998, (the "Balance Sheet")). Such financial statements fairly present the financial condition and results of operations of Seller and the Business as of the respective dates thereof and for the periods therein referenced. There are no taxes or assessments owed or payable by Seller nor, upon consummation of the transaction contemplated by this Agreement, will any taxes or assessments be payable by Buyer with respect to Seller's operations, any Asset or the consummation of the transactions contemplated by this Agreement.

        2.11 Intellectual Property. Seller has the absolute right to use, commercialize, exploit and transfer the intellectual property used, commercialized or exploited by Seller in the conduct of the Business. Such intellectual property constitutes a portion of the Assets. Seller has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any intellectual property rights of third parties. To the knowledge of Seller, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any intellectual property rights of Seller. No claim has been made that Seller's use of the Assets infringes on the right of any other Person, nor has notice been given of any such claim. Use of the Assets by Buyer in the Business will not interfere with, infringe upon, misappropriate, or otherwise come into conflict with any intellectual property rights of third parties.

        2.12 Seller Shares. The Shareholder holds of record one hundred percent (100%) of the issued and outstanding capital stock of Seller. No other Person owns any equity securities of Seller, any options or warrants for the purchase of any such equity securities or has any agreement with Seller or the Shareholder for the purchase of any such equity securities or any options, warrants or other rights to acquire such equity securities.

        2.13 Securities Matters. Seller makes the following representations and warranties with respect to its receipt of the Shares:

                  (a) Seller, Lavin and Hicks are the sole and true parties in interest and are not acquiring the Shares for the benefit of any other Person.

                  (b) Seller confirms that all documents requested by it, its officers, directors and shareholders have been made available and that each of it, its officers, directors and shareholders has been supplied with all of the additional information concerning the Shares and Buyer that has been requested.

                  (c) Seller has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of owning the Shares.

                  (d) Seller is aware that the Shares are highly speculative and subject to substantial risks. Seller understands there is a high degree of economic risk associated with the Shares, including, but not limited to, the possibility of the complete loss of any economic value for the shares and there is limited transferability of the Shares, which may make the liquidation of the Shares impossible for the indefinite future.

                  (e) Seller was able to ask questions of and receive answers concerning the terms and conditions of this transaction and ask questions and receive answers regarding the Company. At no time was Seller presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general advertising.

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                  (f) The Shares are being  acquired  solely for the  account of
Seller, Lavin and Hicks, for investment, and are not being acquired with a view to the resale, distribution, subdivision or fractionalization thereof.

                  (g) Seller understands that the Shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, in partial reliance upon exemptions from registration for certain private offerings. Seller understands and agrees that the Shares or any interest therein, cannot be resold or otherwise disposed of by Seller in contravention of the Securities Act or any other federal or any state securities law or in a manner that could jeopardize the exemption from registration upon which Buyer is relying for the issuance of the Shares.

                  (h)  None  of  the   following   information   has  ever  been
represented, guaranteed or warranted to Seller or any of its officers, directors or shareholders, expressly or by implication, by any Person:

                           (1) The  approximate  or exact  length  of time  that
Seller will be required to remain a shareholder of Buyer; or

                           (2) The percentage of profit and/or amount of or type
of consideration, profit
or loss to be realized, if any, as a result of owning Shares in Buyer.

         2.14 Disclosure. Seller has not failed to disclose to Buyer any information known to Seller or the Shareholder that is material to Buyer's decision to enter into this Agreement and purchase the Assets. No representation or warranty of either Seller or the Shareholder or both contained in this Agreement or in the schedules to this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller as follows:

         3.1 Authority. Buyer has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by Buyer and constitutes the legal, valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms.

         3.2 Consents and Approvals; No Violation. Neither Buyer's execution and delivery of this Agreement, nor Buyer's consummation of the transactions contemplated hereby will, as of the date hereof or as of the Closing Date: (i) violate or conflict with, (ii) result in, or require the creation or imposition of, any Encumbrance upon or with respect to any of the Assets pursuant to, (iii) require Buyer to make any filing or registration with, give notice to, or obtain any consent, approval or authorization from any Governmental Authority or any other Person (including creditors), (iv) result in a breach of, or (v) constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any provision of the Articles of Incorporation or Bylaws of the Buyer, any Legal Requirement binding upon Buyer, any contract, agreement, license, lease, instrument or other arrangement, or any Governmental Authorization or other instrument or obligation to which Buyer is a party, or by which Buyer may be bound or to which any of its assets may be subject.

         3.3 No Broker's or Finder's Fees. No agent, broker, investment banker or similar Person has acted directly or indirectly on behalf of Buyer in

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connection with this Agreement or the transactions  contemplated  hereby, and no
Person, including Buyer, is or will be entitled to any broker's or finder's fee or any other commission or similar fee or expense, directly or indirectly, in connection with this Agreement or the transactions contemplated hereby.


ARTICLE IV
                       COVENANTS OF PARTIES AFTER CLOSING

         Each of the parties hereto agrees as follows with respect to the period beginning immediately after the Closing:

         4.1 Further Assurances of Seller. Seller and the Shareholder will, upon the request of Buyer from time to time after the Closing, execute and deliver, and use its best efforts to cause other Persons (including the Shareholder, Lavin and Hicks) to execute and deliver, to Buyer all such further documents and instruments, and will do or use their best efforts to cause to be done such other acts, as Buyer may reasonably request more completely to consummate and make effective the transactions contemplated hereby.

         4.2 Payment of Costs. Shareholder shall bear its and Seller's costs and expenses (including, without limitation, fees and expenses of business brokers, legal counsel, accountants and other representatives, consultants, facilitators and advisors, except as otherwise specifically set forth herein) incurred at any time in connection with this Agreement and the transactions contemplated hereby. Buyer shall bear its costs and expenses (including, without limitation, fees and expenses of business brokers, legal counsel, accountants and other representatives, consultants, facilitators and advisors, except as otherwise specifically set forth herein) incurred at any time in connection with this Agreement and the transactions contemplated hereby.

         4.3 Restrictions on Transfer of Shares. The Shares will not be registered under the Securities Act, and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available, as evidenced by an opinion of counsel retained by Seller and addressed to and reasonably satisfactory to Buyer. Each certificate evidencing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.


ARTICLE V
                             DEFAULT/INDEMNIFICATION

         5.1 Default. If there is a breach of any of Seller's representations, warranties or covenants contained in this Agreement or if any of such representations or warranties are inaccurate, Buyer shall give written notice of such breach or default to Seller and Seller shall have thirty (30) days after receipt of such notice to cure the breach or default. If Seller shall not cure such breach or default within such thirty (30) day cure period, Buyer shall be entitled to pursue the indemnification relief set forth in Sections 5.2 through
5.4 of this Article V or any other remedy available to Buyer, including, without limitation the remedies specified in Section 6.11. Notwithstanding anything in this Section 5.1 to the contrary, the notice requirement and thirty (30) day right to cure period provided for in this Section 5.1 shall not apply if Buyer has been sued or is threatened with legal action as a result of such breach or default or any other emergency that Buyer reasonably determines to require expedited resolution, and, in each such case, the provisions of Sections 5.2 through 5.4 and Section 6.11 shall immediately apply.

         5.2 Indemnification by Seller. Seller and the Shareholder, jointly and severally, unconditionally, absolutely and irrevocably agree to and shall

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defend,  indemnify  and  hold  harmless  Buyer,  and each of  Buyer's  officers, directors, employees, successors or assigns (Buyer and such persons are collectively referred to as the "Buyer's Indemnified Persons") from and against, and shall reimburse Buyer's Indemnified Persons for, each and every Loss threatened against, paid or incurred by, or imposed on, any Buyer's Indemnified Person, directly or indirectly, relating to, resulting from or arising out of:
(a)  any  inaccuracy  in  any   representation   or  warranty,   any  breach  or
nonfulfillment of any covenant, agreement or other obligation of Seller under this Agreement, the schedules to the Agreement, or any agreement, certificate or other document delivered or to be delivered by Seller pursuant hereto in any respect; (b) any claim made based on facts alleged which, if true, would have constituted any such inaccuracy, breach or nonfulfillment; (c) the ownership or operation of the Assets or any activities with respect to the Assets or the Business prior to the Closing Date; (d) the disposition of any of the Shares or any part thereof, except as contemplated by this Agreement; or (e) the application or any violation of, or failure to comply with, any Legal Requirement by Seller or the Shareholder. With respect to matters not involving Proceedings brought or asserted by third parties, within thirty (30) days after notification from any of Buyer's Indemnified Persons supported by reasonable documentation setting forth the nature of the circumstances entitling any or all
of  Buyer's  Indemnified  Persons  to  indemnity   hereunder,   Seller  and  the
Shareholder, at no cost or expense to Buyer's Indemnified Persons, shall diligently commence resolution of such matters in a manner reasonably acceptable to Buyer's Indemnified Persons and shall diligently and timely prosecute such resolution to completion; provided, however, with respect to those valid claims that may be satisfied by payment of a liquidated sum of money and which are not disputed reasonably and in good faith by Seller, Seller and the Shareholder shall promptly pay the amount so claimed. If litigation or any other Proceeding is commenced or threatened, the provisions of Section 5.4 below shall control over the immediately preceding sentence.

         5.3 Indemnification by Buyer. Buyer unconditionally, absolutely and irrevocably agrees to and shall defend, indemnify and hold harmless Seller from and against, and shall reimburse Seller for, each and every Loss paid, imposed on or incurred by Seller, directly or indirectly, relating to, resulting from or arising out of: (a) any inaccuracy in any representation or warranty or any breach or nonfulfillment of any covenant, agreement or other obligation of Buyer under this Agreement or under any agreement, certificate or other document delivered or to be delivered by Buyer pursuant hereto in any material respect, or (b) the ownership, management, operation or control of Buyer's business after the Closing Date.

         5.4 Notice and Defense of Third Party Claims. If any Proceeding shall be brought or asserted under this Article V against an indemnified party or any successor thereto (the "Indemnified Person") in respect of which indemnity may be sought under this Article V from an indemnifying person or any successor thereto (the "Indemnifying Person"), the Indemnified Person shall undertake the defense, compromise or settlement of such Proceeding with counsel reasonably satisfactory to the Indemnified Person, and the Indemnifying Person shall assume and pay all fees, costs and expenses relating to or associated with the Indemnified Person's defense thereof, including all fees and costs of counsel and the payment of all costs and expenses in connection therewith. The Indemnified Person shall give prompt written notice of such Proceeding to the Indemnifying Person; provided, that any delay or failure to so notify the Indemnifying Person shall relieve the Indemnifying Person of its obligations hereunder only to the extent, if at all, that the Indemnifying Person is materially prejudiced by reason of such delay or failure. Actual or threatened action by a Governmental Authority or other Person is not a condition or prerequisite to the Indemnifying Person's obligations under this Article V. In connection with the Indemnified Person's defense of any such Proceeding, the Indemnifying Person shall, reasonably and in good faith, assist and cooperate in the defense thereof.

ARTICLE VI
                                  MISCELLANEOUS

         6.1 Survival of Representations and Warranties. All representations and warranties of the parties hereto shall survive the Closing.

         6.2  Amendment  and  Modification.   This  Agreement  may  be  amended,
modified, terminated, rescinded or supplemented only by written agreement signed by the parties hereto.

         6.3 Waiver; Consents. Any failure of a party to comply with any obligation, covenant, agreement or condition herein may be waived by each party

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affected thereby only by a written  instrument signed by the party granting such waiver. No waiver, or failure to insist upon strict compliance, by any party of any term or condition or any breach of any term or condition contained in this Agreement, in any one or more instances, shall be construed to be a waiver of, or estoppel with respect to, any other term or condition or any other breach of the same. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver.

         6.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when (i) delivered personally, or (ii) sent by telecopier (with receipt confirmed), provided that a copy is mailed by registered or certified mail, return receipt requested, or
(iii) received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) or (iv) three (3) days after being sent by registered or certified mail, return receipt requested, in each case to the other party at the following addresses and telecopier numbers (or to such other address or telecopier number for a party as shall be specified by like notice; provided that notices of a change of address or telecopier number shall be effective only upon receipt thereof):

         if to Seller, to:

                  MasterCoin of Nevis Ltd.
                  Attention: Don Marshall
                  Orion House, P.O. Box 1281
                  Wellington Road
                  Basseterre, St. Kitts, West Indies
                  Fax:  (869) 465-1561

         if to Buyer, to:

                  CyberGames International, Inc.
                  P.O. Box 11927
                  Zephyr Cove, NV 89448
                  Attn: James Egide
                  Fax: (415) 883-5750

         6.5 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party.

         6.6 Governing Law. This Agreement shall be governed by the laws of the State of Nevada (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including matters of validity, construction, effect, performance and remedies.

         6.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Agreement may be executed by facsimile signatures, each of which will be deemed an original.

         6.8 Entire Agreement. This Agreement, including the instruments, memoranda, certificates, exhibits, schedules and other documents referred to herein (and all of which are hereby incorporated herein), embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         6.9 Attorneys' Fees. In the event any party hereto institutes a Proceeding against any other party hereto for a claim arising out of or to enforce this Agreement, the party that prevails by enforcing this Agreement shall be entitled to recover reasonable attorneys' fees, costs and expenses incurred, in addition to any other relief to which they may be entitled.

         6.10 Construction. This Agreement shall be construed as though all parties had drafted it.

         6.11 Non-Exclusivity of Remedies. The rights and remedies of the parties hereto shall not be mutually exclusive, and the exercise of one or more of the provisions of this Agreement shall not preclude the exercise of any other provision. Each of the parties confirms that damages at law may be an inadequate remedy for a breach or threatened breach of any of the provisions hereof. The respective rights and obligations hereunder shall be enforceable by specific performance, injunction, or other equitable remedy, but nothing herein contained is intended to or shall limit or affect any rights at law or by statute or otherwise of any party hereto as against the other party for a breach or threatened breach of any provision hereof.

         6.12 Risk of Loss. Seller shall retain all risk of loss with respect to the Assets until the Closing has occurred.


ARTICLE VII
                                   DEFINITIONS

         For the purposes of this Agreement, the following terms shall have the meanings specified or referred to below whether or not capitalized when used in this Agreement. Any reference or citation to a law, statute or regulation shall be deemed to include any amendments to that law, statute or regulation and judicial and administrative interpretations of it.

         "Encumbrance" means any lien, pledge, hypothecation, charge, mortgage, deed of trust, security interest, encumbrance, equity, trust, equitable interest, claim, easement, right-of-way, servitude, right of possession, lease tenancy, license, encroachment, burden, intrusion, covenant, infringement, interference, proxy, option, right of first refusal, community property interest, legend, defect, impediment, exception, condition, restriction, reservation, limitation, impairment, imperfection of title, restriction on the transfer of any security or other asset, restriction on the receipt of any income derived from any security or other asset, and restriction on the possession, use, exercise or transfer of any other attribute of ownership, whether based on or arising from common law, constitutional provision, statute, contract or otherwise.

         "Entity" means any corporation (including any non-profit corporation), limited liability company, general partnership, limited partnership, joint venture, joint stock association, estate, trust, cooperative, foundation, union, syndicate, league, consortium, coalition, committee, society, firm, company or other enterprise, association, organization or entity of any nature, other than a Governmental Authority.

         "Governmental Authority" means any foreign governmental authority, the United States of America, any State of the United States of America, any local authority and any political subdivision of any of the foregoing, any multi-national organization or body, any agency, department, commission, board, bureau, court or other authority thereof, or any quasi-governmental or private body exercising, or purporting to exercise, any executive, legislative, judicial, administrative, police, regulatory or taxing authority or power of any nature.

         "Governmental Authorization" means any permit, license, franchise, approval, certificate, consent, ratification, permission, confirmation, endorsement, waiver, certification, registration, transfer, qualification or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Legal Requirement.

         "Legal Requirement" means any law, statute, ordinance, decree, requirement, Order, treaty, proclamation, convention, rule or regulation (or interpretation of any of the foregoing) of, and the terms of any Governmental

Authorization issued by, any Governmental Authority.

         "Liability" means any debt, obligation, duty or liability of any nature (including any unknown, undisclosed, unfixed, unliquidated, unsecured, unmatured, unaccrued, unasserted, contingent, conditional, inchoate, implied, vicarious, joint, several or secondary liability), regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with GAAP.

         "Loss" means any loss, damage, injury, harm, detriment, decline in value, lost opportunity, Liability, exposure, claim, demand, Proceeding, settlement, judgment, award, punitive damage award, fine, penalty, tax, fee, charge, cost or expense (including costs of attempting to avoid or in opposing the imposition thereof, interest, penalties, costs of preparation and investigation, and the fees, disbursements and expenses of attorneys, accountants and other professional advisors), as well as, with respect to compliance with any Environmental Law.

         "Order" means any order, judgment, injunction, edict, decree, ruling, pronouncement, determination, decision, opinion, sentence, subpoena, consent decree, writ or award issued, made, entered or rendered by any court, administrative agency or other Governmental Authority or by any arbitrator.

         "ordinary course of business" or "business in the ordinary course" means the ordinary course of the Business consistent with past custom and practice of Seller, including with respect to quantity and frequency.

         "Person" means any individual, Entity or Governmental Authority.

         "Proceeding" means any action, suit, litigation, arbitration, lawsuit, claim, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding and any informal proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination, investigation, challenge, controversy or dispute commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or any arbitrator.



                     Signatures set forth on following page

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first above written.



"Buyer":                                             "Seller":


CyberGames International, Inc..                      MasterCoin of Nevis, Ltd,
         a Nevada corporation                        a Nevis limited corporation




By: ____________________________________             By: _______________________

Name: _________________________________              Name: _____________________

Title: __________________________________            Title: ____________________

                                    SCHEDULES

Schedule 1.1               -        Assets

Schedule 1.2               -        Assumed Liabilities

Schedule 1.3(c)   -        Purchase Price Allocation

Schedule 2.5               -        Contracts

                                  Schedule 1.1

                                     Assets
                                     ------

         The Assets are described on the pages attached to this Schedule 1.1, including, without limitation, all good will associated therewith.

                                  Schedule 1.2

                               Assumed Liabilities
                               -------------------

         None.

                                 Schedule 1.3(c)

                            Purchase Price Allocation
                            -------------------------

                                  Schedule 2.5

                                    Contracts
                                    ---------

         See attached contracts.

                                    EXHIBITS



EXHIBIT A     -    BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT

                                    Exhibit A

                           Bill of Sale and Assignment
                           ---------------------------

                         [see document attached hereto]